EXHIBIT 10.19

                               FOURTH AMENDMENT TO
                            DOLLAR TREE STORES, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN

     THIS FOURTH AMENDMENT ("Amendment") to the Dollar Tree Stores, Inc. Amended And Restated Stock Option Plan ("Plan") made this 1st day of February, 1996 by Dollar Tree Stores, Inc. ("Company"). All capitalized terms in this Amendment not otherwise defined shall have their respective meanings under the Plan.

     WHEREAS, the Company's Common Stock is traded publicly on the Nasdaq National Market System and the issuance of Option Stock under the Plan has been registered pursuant to an effective registration statement (No. 33-92816) under the Securities Act of 1933, as amended (the "Registration"); and

     WHEREAS, the Restrictive Stock Agreement, as amended, contains several provisions (including representations and warranties of exercising Participants and piggy-back registration rights) which are unnecessary given the Registration; and

     WHEREAS, the Restrictive Stock Agreement, as amended, also limits the amount of Option Stock that can be sold by Participants who have exercised their Options and purchased such stock under the Plan ("Resale Limitations"); and

     WHEREAS, the Company believes that the Resale Limitations are unnecessary given the success of the registered public offerings of the Company's Common Stock on March 6 and August 23, 1995 and the continued active public trading in the Company's Common Stock; and

     WHEREAS, as a consequence of the foregoing, the Company believes that the Restrictive Stock Agreement is no longer desireable and no longer serves its original purpose; and

     WHEREAS, the Company also wishes to amend the Plan to make simplifying and cost-saving administrative changes with regards to (i) partial exercises of stock options and (ii) notification to participants of certain capital changes.

     NOW THEREFORE, the Board of Directors hereby adopts this Amendment upon the following terms and conditions effective February 1, 1996.

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     1.   Plan Amendments.  The Plan is amended as follows:
          ---------------
     1.1. Section 1.17 is restated in its entirety as follows:

          1.17 Plan.  Dollar Tree Stores, Inc. Amended and Restated Stock
               ----
     Option Plan, including without limitation, the Stock Option Agreement.

     1.2. The content of Section 1.18 is deleted and replaced by the designation "[Reserved]".

     1.3. Section 5.3 paragraph 1 is restated in its entirety as follows:

     A Participant is entitled to exercise the 1993 Option or the 1994 Option in whole or in part at any time. Notwithstanding anything to the contrary, the Deemed Exercise Date must occur before the occurrence of a Lapse of the Option or the Option (or unexpired portion thereof) will be null, void and of no further effect. The Optionee is entitled to exercise the Option in whole of in part at any time the Deemed Exercise Date occurs before the occurrence of a Lapse of the Option. The Option shall be deemed to be exercised five (5) Business Days after the later of (i) the date a copy of the first page of the Stock Option Agreement (or other reasonably suitable evidence of the Option being exercised) has been presented to the Company at the Company's office designated for such purpose together with the Exercise Subscription Form annexed thereto duly executed and in proper form for exercise and (ii) the date payment in full of the Exercise Price for the number of Stock Option Agreement Shares specified in such form is, or is arranged to be, received by the Company, all subject to the terms and conditions hereof ("Deemed Exercise Date").

     1.4. Section 5.3 paragraph 3 of the Plan is deleted.

     1.5. Former Section 5.3 paragraph 4 of the Plan is restated in its entirety as follows:

     Upon exercise of the 1993 Option or the 1994 Option, in whole or in part, in conformity with the foregoing provisions, the Company shall transfer to the Participant of the Stock Option Agreement appropriate evidence of ownership of any shares of Option Stock or other securities or property (including any money) to which the Participant is entitled, registered, or otherwise placed in, or payable to the order of, the Participant, and shall deliver such evidence of ownership and any other securities or property (including money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in the Stock Option Agreement.

     1.6. Section 5.4 is restated in its entirety as follows:

          5.4  Lapse of Option.  In the event a Participant ceases to be an
               ---------------
     Employee with the Employer for any reason (i.e., death, disability, retirement, or voluntary or involuntary termination of employment initiated by the Participant or by the Employer, with or without cause) the Participant's rights and privileges under this Plan or the Option shall lapse and shall be null, void, and of no further effect ("Lapse"). In the case of termination of employment with the Employer for any reason other than Death, Disability or Retirement, the date of Lapse shall be the date the Employee ceases to be an Employee. In the case of termination of employment with the Company on account of Death, Disability, or Retirement, the date of Lapse shall be one year following the date of Death, Disability, or Retirement. To the extent the Participant has exercised an Option and the Deemed Exercise Date occurs before Lapse, the Participant shall be entitled to retain any shares of Option Stock received upon such exercise.

     1.7. Section 7.4 is restated in its entirety as follows:

          7.4  Entire Agreement.  This Plan and the Stock Option Agreement
               ----------------
     embody the entire agreement and understanding with respect to the subject matter contained herein and therein.

     2.  Amendment and Restatement of Plan Exhibits.  Exhibits 1 and 2 to the
         ------------------------------------------
Plan (1993 and 1994 Stock Option Agreements) shall be amended and restated in substantially the forms attached hereto.

     WITNESS the signature of the undersigned officer of Dollar Tree Stores, Inc.

                                   DOLLAR TREE STORES, INC.

                                   By  /s/ H. Ray Compton
                                     ............................
                                      H. Ray Compton
                                      Executive Vice President

                  SECOND AMENDMENT TO 1993 STOCK OPTION AGREEMENT

       THIS SECOND AMENDMENT ("Amendment" TO THE 1993 STOCK OPTION AGREEMENT ("Agreement") made effective the ____ day of ____ 1996, by and between DOLLAR TREE STORES, INC. ("Company") and the undersigned OPTIONEE ("Optionee").

       WHEREAS, Company adopted an Amended and Restated Stock Option Plan on December 16, 1993, which has been amended from time to time ("Plan").

       WHEREAS, pursuant to the Plan, the Company entered into an Agreement with the Optionee which was amended in 1995.

       WHEREAS, the Company and Optionee wish to eliminate the requirement for a Restrictive Stock Agreement and make certain other amendments to the Agreement.

       NOW THEREFORE, the Optionee and Company hereby amend the Agreement as follows:

       1. The sentence appearing immediately before Article 1 is deleted in its entirety.

       2. Any reference to "Restrictive Stock Agreement" contained in the Agreement (including those contained in Section 1.15, Section 2.2, Section
  2.3 and Article 3) is hereby deleted.

       3.   Section 1.16 is deleted in its entirety.

       4.   Section 2.3 is amended and restated in its entirety as follows:

            2.3       Lapse of Option.  In the event an Optionee ceases to be
                      ---------------
       an Employee with the Company for any reason (i.e., Death, Disability, Retirement, or voluntary or involuntary termination of employment initiated by the Optionee or by the Employer, with or without cause), the Optionee's rights and privileges under the Plan or this Option shall lapse and shall be null, void, and of no further effect ("Lapse"). In the case of termination of employment with the Employer for any reason other than Death, Disability or Retirement, the date of Lapse shall be the date the Employee ceases to be an Employee. In the case of termination of employment with the Company on account of Death, Disability, or Retirement, the date of Lapse shall be the later of (i) one year following the date of Death, Disability, or Retirement, or (ii) February 1, 1997.

       5.   The first paragraph of Section 6.4 is deleted in its entirety.

       6. The body of Article 7 is amended and restated in its entirety as follows:

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

         In the case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Option Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Optionee shall have the right thereafter to exercise the Option for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by an Optionee of the number of shares of Option Stock for which the Option may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in the Option. In any such event, effective provisions shall be made in the certificate of incorporation or bylaws of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein of the protection of the rights of Optionees shall thereafter continue to be applicable; any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Article 7 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

       7.   Article 8 is amended and restated in its entirety as follows:

                                     ARTICLE 8

                           COMPLIANCE WITH SECURITY LAWS

            The Optionee represents, warrants and covenants that the Optionee has acquired the Option, and will acquire the shares upon exercise thereof, for investment only and not with a view to, or for the resale in connection with, any distribution or public offering of the Option or the shares within the meaning of Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The Optionee acknowledges that the shares which may be acquired in connection upon exercise of the Option may not be transferred or resold except pursuant to the registration requirements of the Act and applicable state securities laws or pursuant to exemptions therefrom. Unless a registration statement is in effect as to the issuance of shares purchased, all stock certificates issued to the Optionee will bear a legend describing the above restrictions on transfer and resale, and Optionee agrees that the Company may place a stop order on its transfer books barring transfer or resale until there is compliance with the registration requirements of the Act and applicable state securities laws. As a result of these restrictions, the Optionee may have to hold the shares indefinitely and hereby confirms that Optionee is capable of bearing the economic risks of an investment in shares of the Company and by reason of Optionee's knowledge and experience in financial and business matters in general, and investments in particular, has evaluated the merits and risks of an investment


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

       therein. Optionee understands and agrees that, upon exercise of the Option in part or in full, Optionee will be deemed to have reaffirmed the representations and warranties contained in this section and to have confirmed that the covenants of this section remain in full force and effect.

       IN WITNESS HEREOF, Dollar Tree Stores, Inc. has caused this Amendment to Stock Option Agreement to be executed by its officer thereunto duly authorized and Optionee has executed this Stock Option Agreement as of the day set forth above.

                                     DOLLAR TREE STORES, INC.

                                     By
                                       ----------------------------
                                        Its:
                                            ---------------------





                                        -------------------------
                                             Optionee's Signature

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

                  SECOND AMENDMENT TO 1994 STOCK OPTION AGREEMENT

   THIS SECOND AMENDMENT ("Amendment") TO THE 1994 STOCK OPTION AGREEMENT ("Agreement") made effective the ____ day of ______ 1996, by and between DOLLAR TREE STORES, INC. ("Company") and the undersigned OPTIONEE ("Optionee").

   WHEREAS, Company adopted an Amended and Restated Stock Option Plan on December 16, 1993, which has been amended from time to time ("Plan").

   WHEREAS, pursuant to the Plan, the Company entered into an Agreement with the Optionee which was amended in 1995.

   WHEREAS, the Company and Optionee wish to eliminate the requirement for a Restrictive Stock Agreement and make certain other amendment to the Agreement.

   NOW THEREFORE, the Optionee and Company hereby amend the Agreement as follows:

   1. The sentence appearing immediately before Article 1 is deleted in its entirety.

   2. Any reference to "Restrictive Stock Agreement" contained in the Agreement (including those contained in Section 1.15, Section 2.2, Section
2.3 and Article 3) is hereby deleted.

   3.   Section 1.16 is deleted in its entirety.

   4.   Section 2.3 is amended and restated in its entirety as follows:

        2.3  Lapse of Option.  In the event an Optionee ceases to be an
             ---------------
   Employee with the Company for any reason (i.e. Death, Disability, Retirement, or voluntary or involuntary termination of employment initiated by the Optionee or by the Employer, with or without cause), the Optionee's rights and privileges under the Plan or this Option shall lapse and shall be null, void, and of no further effect ("Lapse"). In the case of termination of employment with the Employer for any reason other than Death, Disability or Retirement, the date of Lapse shall be the date the Employee ceases to be an Employee. In the case of termination of employment with the Company on account of Death, Disability, or Retirement, the date of Lapse shall be the later of (i) one year following the date of Death, Disability, or Retirement, or (ii) February 1, 1997.

       5. The body of Article 7 is amended and restated in its entirety as follows:

        In the case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Option Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Optionee shall have the right thereafter to exercise the Option for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by an Optionee of the number of shares of Option Stock for which the Option may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in the Option. In any such event, effective provisions shall be made in the certificate of incorporation or bylaws of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein of the protection of the rights of Optionees shall thereafter continue to be applicable; any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Article 7 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

   6.   Article 8 is amended and restated in its entirety as follows:

                                     ARTICLE 8

                           COMPLIANCE WITH SECURITY LAWS

          The Optionee represents, warrants and covenants that the Optionee has acquired the Option, and will acquire the shares upon exercise thereof, for investment only and not with a view to, or for the resale in connection with, any distribution or public offering of the Option or the shares within the meaning of Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. The Optionee acknowledges that the shares which may be acquired in connection upon exercise of the Option may not be transferred or resold except pursuant to the registration requirements of the Act and applicable state securities laws or pursuant to exemptions therefrom. Unless a registration statement is in effect as to the issuance of shares purchased, all stock certificates issued to the Optionee will bear a legend describing the above restrictions on transfer and resale, and Optionee agrees that the Company may place a stop order on its transfer books barring transfer or resale until there is compliance with the registration requirements of the Act and applicable state securities laws. As a result of these restrictions, the Optionee may have to hold the shares indefinitely and hereby confirms that Optionee is capable of bearing the economic risks of an investment in shares of the Company and by reason of Optionee's knowledge and experience in financial and business matters in general, and investments in particular, has evaluated the merits and risks of an investment therein. Optionee understands and agrees that, upon exercise of the Option in part or in full, Optionee will be deemed to have reaffirmed the representations and warranties contained in this section and to have confirmed that the covenants of this section remain in full force and effect.

     IN WITNESS HEREOF, Dollar Tree Stores, Inc. has caused this Amendment to Stock Option Agreement to be executed by its officer thereunto duly authorized and Optionee has executed this Stock Option Agreement as of the day set forth above.

                                   DOLLAR TREE STORES, INC.

                                   By
                                     -----------------------
                                        Its:
                                            ---------------------



                                        -------------------------
                                             Optionee's Signature

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